SSGA FUNDS

SSGA Enhanced Small Cap Fund

Class A – SSESX

Class I – SSEVX

Class K – SSEWX

Class N – SESPX

Supplement dated September 26, 2017

To the Summary Prospectuses, Statutory Prospectuses and

Statement of Additional Information,

each dated December 19, 2016, as supplemented

The Summary Prospectuses, Statutory Prospectuses and Statement of Additional Information for the SSGA Enhanced Small Cap Fund (the “Fund”), a series of the SSGA Funds (the “Trust”) are hereby supplemented. The following information supersedes any information to the contrary regarding the Fund contained in the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information:

The SSGA Funds’ Board of Trustees (the “Board”) has approved a Plan of Liquidation and Termination of Sub-Trust (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and terminated on or about November 20, 2017 (the “Liquidation Date”). The Plan authorizes the Fund and its investment adviser, SSGA Funds Management, Inc., to engage in such transactions as may be appropriate for the Fund’s liquidation and dissolution, including, without limitation, the sale of assets and payment of and provision for liabilities in anticipation of liquidation for cash on the Liquidation Date. Accordingly, during the period between the effective date of the Plan (September 26, 2017) and the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders, the Fund may hold a substantial portion of its assets in cash or cash equivalents, and it is possible the Fund will not pursue or achieve its investment objective.

In anticipation of the Fund’s liquidation, the Fund will cease the sale of its shares to new shareholders upon the close of business on October 6, 2017, however, shares of the Fund may continue to be offered through intermediaries that currently have relationships with the Fund and to existing shareholders having accounts directly with the Fund. Effective upon the close of business on October 19, 2017, the Fund will no longer accept orders from existing shareholders to purchase additional shares. Existing shareholders of the Fund may, consistent with the requirements set forth in the Prospectus, redeem or exchange their shares into shares of the same class of any other series of the Trust at any time prior to the Liquidation Date as long as their applicable share class is available for incoming exchanges.

On or immediately prior to the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record, in one or more liquidating distributions (each, a “Distribution” and, collectively, the “Distributions”) after giving effect to any dividends declared, in each case corresponding to the shareholder’s proportionate interest in the net assets of the Fund, taking into account any redemptions or transfers of shares by shareholders after the date of the Plan. Such Distributions are expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund. Distributions shall be made to shareholders of record as of the Liquidation Date or such other appropriate date as determined by an officer of the Trust in accordance with instructions from such shareholder, provided that if a shareholder has not given instructions to the Fund by the time that the proceeds are distributed, the shareholder’s liquidation proceeds shall be distributed by the mailing of a check to such shareholder. The Fund shall declare and pay one or more dividends in such amount or amounts as the Treasurer of the Trust may deem necessary or appropriate, taking into account all Fund distributions previously declared and/or paid during the taxable year that qualify for the dividends paid deduction under Section 561 of the Internal Revenue Code of 1986 (the “Code”), to distribute: (a) all of the Fund’s investment company taxable income (computed without regard to the dividends paid deduction) and net tax-exempt income, and all of its net capital gain (as defined by the Code) for each of: (i) the taxable year of the Fund through and including the Liquidation Date, and (ii) any prior taxable year in respect of which, at the time of declaration and payment, the Fund is eligible to declare and pay a spillback dividend under Section 855(a) of the Code; and (b) any additional amounts necessary to avoid any excise tax described in Section 4982 of the Code, to be payable so as to be received on or before the Liquidation Date, to the shareholders of record of the Fund as of such date(s) as the Treasurer of the Trust shall determine. For purposes of the foregoing, the total and per-share amounts of such dividends shall be determined by the Treasurer of the Trust and such determinations shall be binding and conclusive for all purposes.

The Trustees, and subject to the direction of the Trustees, the officers of the Trust are authorized by the Plan to do or authorize any or all acts as provided for in the Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan and the Trustees of the Trust are authorized by the Plan to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund.

This Supplement should be retained with your

Summary Prospectus, Statutory Prospectus and

Statement of Additional Information for future reference.

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